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                                                               Exhibit 99(a)(11)

                           FIRST AMERICAN FUNDS, INC.

                           CERTIFICATE OF DESIGNATION
                                       OF
                       SERIES B, CLASS NINE COMMON SHARES,
                       SERIES C, CLASS SIX COMMON SHARES,
                       SERIES D, CLASS SIX COMMON SHARES,
                    SERIES F, CLASS SEVEN COMMON SHARES, AND
                       SERIES I, CLASS FIVE COMMON SHARES
                         PURSUANT TO MINNESOTA STATUTES,
                            SECTION 302A.401, SUBD. 3

     The undersigned, being the duly elected Assistant Secretary of First American Funds, Inc., a Minnesota corporation (the "Fund"), hereby certifies that the following is a true, complete and correct copy of resolutions duly adopted by a majority of the directors of the Board of Directors of the Fund on February 22, 2006:

                           APPROVAL OF DESIGNATION OF
                       SERIES B, CLASS NINE COMMON SHARES

     WHEREAS, Article 5(b) of the Amended and Restated Articles of Incorporation of the Fund provides for the designation of 500,000,000,000 of the Fund's shares as "Series B Common Shares" and for the designation, within such series, of 20,000,000,000 of such shares as "Series B, Class One Common Shares" and of 20,000,000,000 of such shares as "Series B, Class Two Common Shares" and of 20,000,000,000 of such shares as "Series B, Class Three Common Shares", and provides further that the balance of 440,000,000,000 of such Series B Common Shares may be issued in one or more additional classes with such designations, preferences and relative, participating, optional or other special rights, or qualifications, limitations or restrictions thereof, as shall be stated or expressed in a resolution or resolutions providing for the issue of such class as may be adopted from time to time by the Board of Directors of the Fund pursuant to the authority thereby vested in the Board of Directors.

     WHEREAS, pursuant to said authority, the Board of Directors of the Fund previously has designated 20,000,000,000 of such Series B Common Shares as "Series B, Class Four Common Shares"; 1,000,000,000 of such Series B Common Shares as "Series B, Class Five Common Shares"; 5,000,000,000 of such Series B Common Shares as "Series B, Class Six Common Shares"; 5,000,000,000 of such Series B Common Shares as "Series B, Class Seven Common Shares"; and 20,000,000,000 of such Series B Common Shares as "Series B, Class Eight Common Shares."

     WHEREAS, pursuant to said authority, the Board of Directors of the Fund wishes to designate a new class of Series B Common Shares to be known as Series B, Class Nine Common Shares.


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     NOW, THEREFORE, BE IT RESOLVED, that 20,000,000,000 previously undesignated
Series B Common Shares may be issued in the class hereby designated as "Series
B, Class Nine Common Shares."

     RESOLVED, FURTHER, that the Series B, Class Nine Common Shares designated by these resolutions shall have the relative rights and preferences set forth in the Amended and Restated Articles of Incorporation of the Fund. As provided in
Article 5 of such Amended and Restated Articles of Incorporation, the Series B, Class Nine Common Shares designated by these resolutions may be subject to such charges and expenses (including by way of example, but not by way of limitation, such front-end and deferred sales charges as may be permitted under the Investment Company Act of 1940, as amended (the "1940 Act") and rules of the National Association of Securities Dealers, Inc. ("NASD"), expenses under Rule 12b-1 plans, administration plans, service plans, or other plans or arrangements, however designated) adopted from time to time by the Board of Directors of the Fund in accordance, to the extent applicable, with the 1940 Act, which charges and expenses may differ among classes and from those applicable to another class within such series, and all of the charges and expenses to which a class is subject shall be borne by such class and shall be appropriately reflected (in the manner determined by the Board of Directors) in determining the net asset value and the amounts payable with respect to dividends and distributions on and redemptions or liquidations of, the shares of such class.

     RESOLVED, FURTHER, that unless and until the Board of Directors selects a different name for the class of shares designated by these resolutions, they shall be known by the following name:

          Series B, Class Nine: Prime Obligations Fund, Institutional
                                Investor Shares

                           APPROVAL OF DESIGNATION OF
                        SERIES C, CLASS SIX COMMON SHARES

     WHEREAS, the Amended and Restated Articles of Incorporation of the Fund, as previously amended and as supplemented by previously-filed Certificates of Designation, provide for the designation of 500,000,000,000 of the Fund's shares as "Series C Common Shares" and for the designation, within such series, of 20,000,000,000 of such shares as "Series C, Class One Common Shares"; of 20,000,000,000 of such shares as "Series C, Class Two Common Shares"; of 20,000,000,000 of such shares as "Series C, Class Three Common Shares"; of 5,000,000,000 of such shares as "Series C, Class Four Common Shares"; and of 20,000,000,000 of such shares as "Series C, Class Five Common Shares"; and provide further that the balance of 415,000,000,000 of such Series C Common Shares may be issued in one or more additional classes with such designations, preferences and relative, participating, optional or other special rights, or qualifications, limitations or restrictions thereof, as shall be stated or expressed in a resolution or resolutions providing for the issue of such class as may be adopted from time to time by the Board of Directors of the Fund pursuant to the authority thereby vested in the Board of Directors.


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     WHEREAS, pursuant to said authority, the Board of Directors of the Fund wishes to designate a new class of Series C Common Shares to be known as Series C, Class Six Common Shares.

     NOW, THEREFORE, BE IT RESOLVED, that 20,000,000,000 previously undesignated Series C Common Shares may be issued in the class hereby designated as "Series C, Class Six Common Shares."

     RESOLVED, FURTHER, that the Series C, Class Six Common Shares designated by these resolutions shall have the relative rights and preferences set forth in the Amended and Restated Articles of Incorporation of the Fund. As provided in
Article 5 of such Amended and Restated Articles of Incorporation, the Series C, Class Six Common Shares designated by these resolutions may be subject to such charges and expenses (including by way of example, but not by way of limitation, such front-end and deferred sales charges as may be permitted under the Investment Company Act of 1940, as amended (the "1940 Act") and rules of the National Association of Securities Dealers, Inc. ("NASD"), expenses under Rule 12b-1 plans, administration plans, service plans, or other plans or arrangements, however designated) adopted from time to time by the Board of Directors of the Fund in accordance, to the extent applicable, with the 1940 Act, which charges and expenses may differ among classes and from those applicable to another class within such series, and all of the charges and expenses to which a class is subject shall be borne by such class and shall be appropriately reflected (in the manner determined by the Board of Directors) in determining the net asset value and the amounts payable with respect to dividends and distributions on and redemptions or liquidations of, the shares of such class.

     RESOLVED, FURTHER, that unless and until the Board of Directors selects a different name for the class of shares designated by these resolutions, they shall be known by the following name:

          Series C, Class Six: Government Obligations Fund, Institutional
                               Investor Shares

                           APPROVAL OF DESIGNATION OF
                        SERIES D, CLASS SIX COMMON SHARES

     WHEREAS, the Amended and Restated Articles of Incorporation of the Fund, as previously amended and as supplemented by previously-filed Certificates of Designation, provide for the designation of 500,000,000,000 of the Fund's shares as "Series D Common Shares" and for the designation, within such series, of 20,000,000,000 of such shares as "Series D, Class One Common Shares"; of 20,000,000,000 of such shares as "Series D, Class Two Common Shares"; of 20,000,000,000 of such shares as "Series D, Class Three Common Shares"; of 5,000,000,000 of such shares as "Series D, Class Four Common Shares"; and of 20,000,000,000 of such shares as "Series D, Class Five Common Shares"; and provide further that the balance of 415,000,000,000 of such Series D Common Shares may be issued in one or more additional classes with such designations, preferences and relative, participating, optional


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or other special rights, or qualifications, limitations or restrictions thereof, as shall be stated or expressed in a resolution or resolutions providing for the issue of such class as may be adopted from time to time by the Board of Directors of the Fund pursuant to the authority thereby vested in the Board of Directors.

     WHEREAS, pursuant to said authority, the Board of Directors of the Fund wishes to designate a new class of Series D Common Shares to be known as Series D, Class Six Common Shares.

     NOW, THEREFORE, BE IT RESOLVED, that 20,000,000,000 previously undesignated Series D Common Shares may be issued in the class hereby designated as "Series D, Class Six Common Shares."

     RESOLVED, FURTHER, that the Series D, Class Six Common Shares designated by these resolutions shall have the relative rights and preferences set forth in the Amended and Restated Articles of Incorporation of the Fund. As provided in
Article 5 of such Amended and Restated Articles of Incorporation, the Series D, Class Six Common Shares designated by these resolutions may be subject to such charges and expenses (including by way of example, but not by way of limitation, such front-end and deferred sales charges as may be permitted under the Investment Company Act of 1940, as amended (the "1940 Act") and rules of the National Association of Securities Dealers, Inc. ("NASD"), expenses under Rule 12b-1 plans, administration plans, service plans, or other plans or arrangements, however designated) adopted from time to time by the Board of Directors of the Fund in accordance, to the extent applicable, with the 1940 Act, which charges and expenses may differ among classes and from those applicable to another class within such series, and all of the charges and expenses to which a class is subject shall be borne by such class and shall be appropriately reflected (in the manner determined by the Board of Directors) in determining the net asset value and the amounts payable with respect to dividends and distributions on and redemptions or liquidations of, the shares of such class.

     RESOLVED, FURTHER, that unless and until the Board of Directors selects a different name for the class of shares designated by these resolutions, they shall be known by the following name:

          Series D, Class Six: Treasury Obligations Fund, Institutional
                               Investor Shares

                           APPROVAL OF DESIGNATION OF
                       SERIES F, CLASS SEVEN COMMON SHARES

     WHEREAS, the Amended and Restated Articles of Incorporation of the Fund, as previously amended and as supplemented by previously-filed Certificates of Designation, provide for the designation of 500,000,000,000 of the Fund's shares as "Series F Common Shares" and for the designation, within such series, of 20,000,000,000 of such shares as "Series F, Class One Common Shares"; of 20,000,000,000 of such shares as "Series F, Class Two


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Common Shares"; of 20,000,000,000 of such shares as "Series F, Class Three
Common Shares"; of 20,000,000,000 of such shares as "Series F, Class Four Common Shares"; of 5,000,000,000 of such shares as "Series F, Class Five Common Shares"; and of 20,000,000,000 of such shares as "Series F, Class Six Common Shares"; and provide further that the balance of 395,000,000,000 of such Series D Common Shares may be issued in one or more additional classes with such designations, preferences and relative, participating, optional or other special rights, or qualifications, limitations or restrictions thereof, as shall be stated or expressed in a resolution or resolutions providing for the issue of such class as may be adopted from time to time by the Board of Directors of the Fund pursuant to the authority thereby vested in the Board of Directors.

     WHEREAS, pursuant to said authority, the Board of Directors of the Fund wishes to designate a new class of Series F Common Shares to be known as Series F, Class Seven Common Shares.

     NOW, THEREFORE, BE IT RESOLVED, that 20,000,000,000 previously undesignated Series F Common Shares may be issued in the class hereby designated as "Series F, Class Seven Common Shares."

     RESOLVED, FURTHER, that the Series F, Class Seven Common Shares designated by these resolutions shall have the relative rights and preferences set forth in the Amended and Restated Articles of Incorporation of the Fund. As provided in
Article 5 of such Amended and Restated Articles of Incorporation, the Series F, Class Seven Common Shares designated by these resolutions may be subject to such charges and expenses (including by way of example, but not by way of limitation, such front-end and deferred sales charges as may be permitted under the Investment Company Act of 1940, as amended (the "1940 Act") and rules of the National Association of Securities Dealers, Inc. ("NASD"), expenses under Rule 12b-1 plans, administration plans, service plans, or other plans or arrangements, however designated) adopted from time to time by the Board of Directors of the Fund in accordance, to the extent applicable, with the 1940 Act, which charges and expenses may differ among classes and from those applicable to another class within such series, and all of the charges and expenses to which a class is subject shall be borne by such class and shall be appropriately reflected (in the manner determined by the Board of Directors) in determining the net asset value and the amounts payable with respect to dividends and distributions on and redemptions or liquidations of, the shares of such class.

     RESOLVED, FURTHER, that unless and until the Board of Directors selects a different name for the class of shares designated by these resolutions, they shall be known by the following name:

          Series F, Class Seven: Tax Free Obligations Fund, Institutional
                                 Investor Shares


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                           APPROVAL OF DESIGNATION OF
                       SERIES I, CLASS FIVE COMMON SHARES

     WHEREAS, a previously-filed Certificate of Designation adopted pursuant to the Amended and Restated Articles of Incorporation of the Fund, as previously amended, provides for the designation of 500,000,000,000 of the Fund's shares as "Series I Common Shares" and for the designation, within such series, of 20,000,000,000 of such shares as "Series I, Class One Common Shares"; of 20,000,000,000 of such shares as "Series I, Class Two Common Shares"; of 20,000,000,000 of such shares as "Series I, Class Three Common Shares"; and of 20,000,000,000 of such shares as "Series I, Class Four Common Shares"; and provides further that the balance of 420,000,000,000 of such Series I Common Shares may be issued in one or more additional classes with such designations, preferences and relative, participating, optional or other special rights, or qualifications, limitations or restrictions thereof, as shall be stated or expressed in a resolution or resolutions providing for the issue of such class as may be adopted from time to time by the Board of Directors of the Fund pursuant to the authority thereby vested in the Board of Directors.

     WHEREAS, pursuant to said authority, the Board of Directors of the Fund wishes to designate a new class of Series I Common Shares to be known as Series I, Class Five Common Shares.

     NOW, THEREFORE, BE IT RESOLVED, that 20,000,000,000 previously undesignated Series I Common Shares may be issued in the class hereby designated as "Series I, Class Five Common Shares."

     RESOLVED, FURTHER, that the Series I, Class Five Common Shares designated by these resolutions shall have the relative rights and preferences set forth in the Amended and Restated Articles of Incorporation of the Fund. As provided in
Article 5 of such Amended and Restated Articles of Incorporation, the Series I, Class Five Common Shares designated by these resolutions may be subject to such charges and expenses (including by way of example, but not by way of limitation, such front-end and deferred sales charges as may be permitted under the Investment Company Act of 1940, as amended (the "1940 Act") and rules of the National Association of Securities Dealers, Inc. ("NASD"), expenses under Rule 12b-1 plans, administration plans, service plans, or other plans or arrangements, however designated) adopted from time to time by the Board of Directors of the Fund in accordance, to the extent applicable, with the 1940 Act, which charges and expenses may differ among classes and from those applicable to another class within such series, and all of the charges and expenses to which a class is subject shall be borne by such class and shall be appropriately reflected (in the manner determined by the Board of Directors) in determining the net asset value and the amounts payable with respect to dividends and distributions on and redemptions or liquidations of, the shares of such class.

     RESOLVED, FURTHER, that unless and until the Board of Directors selects a different name for the class of shares designated by these resolutions, they shall be known by the following name:


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          Series I, Class Five: U.S. Treasury Money Market Fund,
                                Institutional Investor Shares

     IN WITNESS WHEREOF, the undersigned has signed this Certificate of Designation this 23rd day of February, 2006.


                                        /s/ James D. Alt
                                        ----------------------------------------
                                        James D. Alt, Assistant Secretary


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